1997 SEMIANNUAL REPORT

IDS
Strategy
Aggressive
Fund

(icon of) chess piece

The goal of IDS Strategy Aggressive Fund, a part of IDS Strategy Fund, Inc., is long-term growth of capital. The Fund invests primarily in common stocks that are selected for their above-average growth potential.

                      AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

(icon of) chess piece

Corporate climbers

All rapidly growing companies pass through various stages. During their middle stage, they're known in the investment world as "mid-caps." Stocks of such companies, which are the main focus of this Fund, offer investors an attractive combination: the potential for above-average corporate growth without the initial risks that are inherent in brand-new businesses.

Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   24
Board members and officers                  27
IDS mutual funds                            28

 To our shareholders

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that in late October, when declines in certain Asian markets spawned a sharp drop in the U.S. stock market.

      That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.


      William R. Pearce

(picture of) William R. Pearce
Chairman of the board

      From the portfolio manager

      A favorable investment environment and an improvement in the performance of mid-size growth stocks set the stage for a substantial gain by IDS Strategy Aggressive Fund in the first half of the fiscal year. For the six months -- April through September 1997 -- investors in Class A shares were rewarded with a total return of 27.0%.

      The period began almost on cue with a rebound by the stock market, which had been in a several-week slump brought on by a rise in long-term interest rates. By May, the market had reached full speed, which it maintained until August, when another run-up in interest rates caused it to stumble slightly. All in all, though, it was an excellent time to be invested in stocks.

      Market begins to broaden out

      Through the first few months of the period, stocks of large, blue-chip companies (commonly called "large-caps") maintained their long-time leadership role in the market. But at that point small- and mid-cap stocks began to pick up the pace and, in fact, even outperformed their larger counterpoints at times over the ensuing months. For example, in July alone the Fund generated a return of approximately 9.5%.

      This "broadening out" of the market worked to the advantage of this fund, which primarily focuses on mid-cap stocks of rapidly growing companies.

      While its largest areas of investment remained in the technology, health care and business services sectors, the best-performing stocks represented a wide range of businesses that also included energy services, travel/leisure and retailing.

      A long-term growth strategy

      Although I added a number of new stocks to the portfolio, including some in the energy services sector, I didn't alter my fundamental strategy of investing in companies -- most of them mid-size, or mid-cap -- that strike me as having excellent long-term growth prospects.

      As the second half of the fiscal year begins, the investment environment remains basically unchanged: Inflation still appears to be under control; the economy continues to grow at a solid pace; long-term interest rates are at a comfortable level; and corporate profits look generally healthy. Beyond those fundamentals, and more to the purpose of this fund, mid-cap stocks appear to be in good position to sustain their recent strength. Therefore, if the stock market enjoys positive performance in the months ahead, I expect this Fund to fare especially well.


      David Bayer

(picture of) David Bayer
Portfolio Manager

Class A
 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1997      $   23.29
March 31, 1997      $   18.34
Increase            $    4.95

Distributions
April 1, 1997 - Sept. 30, 1997
From income         $    --
From capital gains  $    --
Total distributions $    --

Total return*           27.0%**

Class B
 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1997      $   22.82
March 31, 1997      $   18.04
Increase            $    4.78

Distributions
April 1, 1997 - Sept. 30, 1997
From income         $    --
From capital gains  $    --
Total distributions $    --

Total return*           26.5%**

Class Y
 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1997      $   23.37
March 31, 1997      $   18.40
Increase            $    4.97

Distributions
April 1, 1997 - Sept. 30, 1997
From income         $    --
From capital gains  $    --
Total distributions $    --

Total return*           27.1%**

     * The prospectus discusses the effects of the sales charge, if any, on the various classes.

     **The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings
                                       Percent                         Value
                         (of Fund's net assets)        (as of Sept. 30, 1997)

 HBO & Co                                 3.60%                  $48,055,750

 USA Waste Services                       2.94                    39,257,416

 PeopleSoft                               2.71                    36,262,275

 Robert Half Intl                         2.41                    32,142,169

 Paychex                                  2.24                    29,993,372

 Tellabs                                  2.15                    28,716,400

 Cisco Systems                            2.14                    28,618,581

 Promus Hotel                             2.00                    26,744,100

 Oracle                                   1.85                    24,711,002

 KLA-Tencor                               1.82                    24,261,694

(icon of) pie chart

The ten holdings listed here make up 23.86% of the Fund's net assets

 Financial statements

      Statement of assets and liabilities
      IDS Strategy Aggressive Fund
      Sept. 30, 1997
                                  Assets
                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $916,148,965)                                                            $1,347,009,051
 Dividends and accrued interest receivable                                                             188,665
 Receivable for investment securities sold                                                          23,465,907
                                                                                                    ----------
 Total assets                                                                                    1,370,663,623
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit
      (includes bank overdraft of $7,872,894)                                                        8,622,280
 Payable for investment securities purchased                                                        25,921,391
 Accrued investment management services fee                                                             21,588
 Accrued distribution fee                                                                               16,901
 Accrued service fee                                                                                     6,362
 Accrued transfer agency fee                                                                             2,232
 Accrued administrative services fee                                                                     1,773
 Other accrued expenses                                                                                185,417
 Open option contracts written, at value
      (premium received $1,431,054) (Note 4)                                                           171,369
                                                                                                       -------
 Total liabilities                                                                                  34,949,313
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                             $1,335,714,310
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $      580,839
 Additional paid-in capital                                                                        727,506,205
 Net operating loss                                                                                 (5,351,303)
 Accumulated net realized gain (loss)                                                              180,858,798
 Unrealized appreciation (depreciation) on investments                                             432,119,771
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $1,335,714,310
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                              $   507,823,701
                                                          Class B                              $   827,888,786
                                                          Class Y                              $         1,823
 Net asset value per share of outstanding capital stock:  Class A shares      21,801,295       $         23.29
                                                          Class B shares      36,282,526       $         22.82
                                                          Class Y shares              78       $         23.37

See accompanying notes to financial statements.

      Statement of operations
      IDS Strategy Aggressive Fund
      Six months ended Sept. 30, 1997
                                  Investment income
                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                        $  1,983,157
 Interest                                                                                            2,017,046
      Less: Foreign taxes withheld                                                                      (8,980)
                                                                                                        ------
 Total income                                                                                        3,991,223
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  3,701,057
 Distribution fee -- Class B                                                                         2,971,923
 Transfer agency fee                                                                                 1,128,770
 Incremental transfer agency fee-- Class B                                                              46,796
 Service fee
      Class A                                                                                          388,396
      Class B                                                                                          684,338
 Administrative services fees and expenses                                                             318,062
 Compensation of board members                                                                           8,756
 Custodian fees                                                                                         84,044
 Postage                                                                                                30,962
 Registration fees                                                                                      15,356
 Reports to shareholders                                                                                12,749
 Audit fees                                                                                             10,250
 Other                                                                                                   3,695
                                                                                                         -----
 Total expenses                                                                                      9,405,154
      Earnings credits on cash balances (Note 2)                                                       (62,628)
                                              -                                                        -------
 Total net expenses                                                                                  9,342,526
                                                                                                     ---------
 Investment income (loss) -- net                                                                    (5,351,303)
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                90,211,853
      Foreign currency transactions                                                                       (318)
                                                                                                          ----
 Net realized gain (loss) on investments                                                            90,211,535
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                           207,048,391
                                                                                                   -----------
 Net gain (loss) on investments and foreign currencies                                             297,259,926
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $291,908,623
                                                                                                  ------------

See accompanying notes to financial statements.

      Statements of changes in net assets
      IDS Strategy Aggressive Fund

                             Operations and distributions                 Sept. 30, 1997        March 31, 1997

                                                                        Six months ended            Year ended
                                   (Unaudited)
 Investment income (loss)-- net                                        $      (5,351,303)    $      (7,996,850)
 Net realized gain (loss) on investments                                      90,211,535           112,521,564
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies     207,048,391           (90,128,715)
                                                                             -----------           -----------
 Net increase (decrease) in net assets resulting from operations             291,908,623            14,395,999
                                                                             -----------            ----------
 Distributions to shareholders from:
      Net realized gain
            Class A                                                                   --           (22,923,292)
            Class B                                                                   --           (44,486,289)
            Class Y                                                                   --                   (83)
                                                                             -----------            ----------
 Total distributions                                                                  --           (67,409,664)
                                                                             -----------            ----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                194,998,172           318,487,417
      Class B shares                                                          37,565,805           128,249,450
 Reinvestment of distributions at net asset value
      Class A shares                                                                  --            22,628,239
      Class B shares                                                                  --            44,346,773
      Class Y shares                                                                  --                    83
 Payments for redemptions
      Class A shares                                                        (178,574,113)         (286,813,134)
      Class B shares (Note 2)                                               (132,472,672)         (110,379,938)
                                                                             -----------            ----------
 Increase (decrease) in net assets from capital share transactions           (78,482,808)          116,518,890
                                                                             -----------            ----------
 Total increase (decrease) in net assets                                     213,425,815            63,505,225
 Net assets at beginning of period                                         1,122,288,495         1,058,783,270
                                                                             -----------            ----------
 Net assets at end of period                                              $1,335,714,310        $1,122,288,495
                                                                          ==============        ==============
See accompanying notes to financial statements.

 Notes to financial statements

      IDS Strategy Aggressive Fund
      (Unaudited as to Sept. 30, 1997)
  1

Summary of
significant
accounting policies



      IDS Strategy Aggressive Fund is a series of IDS Strategy Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks that are selected for their above-average growth potential. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
    o Class A $15
    o Class B $16
    o Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $266,525 for Class A and $253,078 for Class B for the six months ended Sept. 30, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended Sept. 30, 1997, the Fund's custodian and transfer agency fees were reduced by $62,628 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions


      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $708,445,765 and $728,644,508, respectively, for the six months ended Sept. 30,1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $1,194 for the six months ended Sept. 30, 1997.

  4

Option contracts
written

      The number of contracts and premium amounts associated with option contracts written is as follows:


                                          Six months ended Sept. 30, 1997

                                                      Calls
                                      Contracts                     Premium
      Balance March 31, 1997                 --               $          --
      Opened                              3,917                   1,431,054
      Closed                                 --                          --
      Exercised                              --                          --
      Expired                                --                          --

      Balance Sept. 30, 1997              3,917                  $1,431,054

  5

Capital share
transactions


      Transactions in shares of capital stock for the periods indicated are as follows:

                                         Six months ended Sept. 30, 1997
                                      Class A        Class B     Class Y

      Sold                          9,184,160      1,877,375          --

      Issued for reinvested
        distributions                      --             --          --

      Redeemed                     (8,406,113)    (6,432,849)         --
                                   ----------     ----------        ----

      Net increase (decrease)         778,047     (4,555,474)         --


                                            Year ended March 31, 1997
                                      Class A        Class B     Class Y

      Sold                         15,432,324      6,342,861          --

      Issued for reinvested
        distributions               1,119,539      2,226,935           5

      Redeemed                    (13,875,166)    (5,454,426)         --
                                  -----------     ----------        ----

      Net increase (decrease)       2,676,697      3,115,370           5


6. Financial highlights

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended ended March 31,
Per share income and capital changes(a)
                                                                     Class B
                                1997(b)  1997    1996    1995    1994    1993    1992    1991    1990    1989
Net asset value,              $18.04   $18.83  $14.90  $14.39  $15.12  $15.37  $13.73  $12.42   $9.98   $9.17
beginning of period

Income from investment operations:
Net investment income (loss)    (.12)    (.18)   (.18)   (.05)   (.14)   (.11)   (.03)    .15     .01    (.02)
Net gains (losses)              4.90      .52    5.21     .71     .83     .61    2.35    2.01    2.43     .83
(both realized
and unrealized)

Total from investment           4.78      .34    5.03     .66     .69     .50    2.32    2.16    2.44     .81
operations

Less distributions:
Dividends from net                --       --      --      --      --      --    (.01)   (.16)     --      --
investment income

Distributions from                --    (1.13)  (1.10)   (.15)  (1.42)   (.75)   (.67)   (.69)     --      --
realized gains

Total distributions               --    (1.13)  (1.10)   (.15)  (1.42)   (.75)   (.68)   (.85)     --      --
Net asset value,              $22.82   $18.04  $18.83  $14.90  $14.39  $15.12  $15.37  $13.73  $12.42   $9.98
end of period

                                                                     Class B
Ratios/supplemental data
                                1997(b)  1997    1996    1995    1994    1993    1992    1991    1990    1989
Net assets, end of              $828     $737    $710    $776    $652    $582    $473    $352    $283    $246
period (in millions)

Ratio of expenses to            1.79%(c) 1.80%   1.85%   1.80%   1.71%   1.75%   1.62%   1.61%   1.49%   1.69%
average daily net assets(d)

Ratio of net income (loss) to  (1.13%)(c)(.91%)  (.77%)  (.41%)  (.99%)  (.82%)  (.27%)  1.17%    .14%  (.17%)
average daily net assets

Portfolio turnover rate           62%      80%    101%    111%     55%     49%     52%     64%     33%    48%
(excluding short-term
securities)

Total returne                   26.5%     1.2%   34.1%    4.7%    4.1%    3.2%   16.8%   18.9%   24.4%   8.8%
Average brokerage                $.0200   $.0245   --      --      --      --      --      --      --     --
commission rate(f)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Six months ended Sept. 30, 1997 (Unaudited).
(c) Adjusted to an annual basis.
(d) Effective  fiscal year 1996,  expense  ratio is based on total  expenses of the
    Fund before reduction of earnings  credits on cash balances.  eTotal return does not reflect payment of a sales charge.
(f) Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which  commissions are charged.  The comparability of this information may be affected by the fact that commission  rates per share vary  significantly among foreign countries.


Fiscal period ended March 31,
Per share income and capital changes(a)
                                         Class A                                   Class Y
                                1997(c)    1997       1996       1995(b)    1997(c)  1997     1996     1995(b)
Net asset value,              $18.34     $18.99     $14.91     $14.87     $18.40   $19.16   $14.89   $15.19
beginning of period

Income from investment operations:
Net investment income (loss)    (.04)      (.03)        --        .01       (.02)      --      .03       --

Net gains (losses)              4.99        .51       5.18        .03       4.99      .37     5.34     (.30)
(both realized
and unrealized)

Total from investment           4.95        .48       5.18        .04       4.97      .37     5.37     (.30)
operations

Less distributions:
Distributions from                --      (1.13)     (1.10)        --         --    (1.13)   (1.10)      --
realized gains


Net asset value,              $23.29     $18.34     $18.99     $14.91     $23.37   $18.40   $19.16   $14.89
end of period

                                        Class A                                     Class Y
Ratios/supplemental data
                                1997(c)    1997       1996       1995(b)    1997(c)  1997     1996     1995(b)
Net assets, end of              $508       $386       $348         $7        $--      $--      $--      $--
period (in millions)

Ratio of expenses to            1.03%(d)   1.04%      1.07%      1.18%(d)    .86%(d)  .85%     .92%      --%(e)
average daily net assetsf

Ratio of net income (loss)      (.38%)(d)  (.15%)       --       1.26%(d)   (.22%)(d) .03%     .12%      --%(e)
to average
daily net assets

Portfolio turnover rate           62%        80%       101%       111%        62%      80%     101%     111%
(excluding short-term
securities)

Total return(g)                 27.0%       2.0%      35.1%       .04%      27.1%     2.2%    35.3%    (2.0%)

Average brokerage                $.0200     $.0245      --         --        $.0200   $.0245    --       --
commission rateh

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was March 20, 1995.
(c) Six months ended Sept. 30, 1997 (Unaudited).
(d) Adjusted to an annual basis.
(e) Ratios of expenses and net investment income to average daily net assets is not presented  for Class Y as only two shares  were  outstanding  during the period.
(f) Effective  fiscal year 1996,  expense  ratio is based on total  expenses of the
    Fund before reduction of earnings  credits on cash balances.
(g) Total return does not reflect payment of a sales charge.
(h) Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which  commissions are charged.
    The comparability of this information may be affected by the fact that commission rates per share vary  significantly among foreign countries.

 Investments in securities


      IDS Strategy Aggressive Fund
      Sept. 30, 1997 (Unaudited)
 Common stocks (96.3%)
Issuer                       Shares        Value(a)

 Aerospace & defense (0.5%)
 Hexcel                     237,000    $  6,798,938

 Airlines (0.3%)
 Comair Holdings            125,500       3,372,813

 Automotive & related (0.4%)
 Avis                        41,600(b)      993,200
 Budget Group               138,500(b)    4,570,500
 Total                                    5,563,700

 Banks and savings & loans (2.6%)
 Crestar Financial          268,600      12,590,625
 Firstar                     97,800       3,545,250
 Imperial Credit Inds       170,300(b)    4,512,950
 Washington Mutual          204,000      14,229,000
 Total                                   34,877,825


 Building materials & construction (1.7%)
 Tyco Intl                  279,400      22,928,262


 Chemicals (3.5%)
 Culligan Water             453,600(b)   20,865,600
 Ecolab                     317,600      15,423,450
 Praxair                    199,417      10,207,658
 Total                                   46,496,708

 Communications equipment & services (6.6%)
 ADC Telecommunications     421,700(b)   13,705,250
 Advanced Fibre
    Communications          446,400(b)   18,302,400
 Brightpoint                222,700(b)   10,327,713
 CIENA                      245,000(b)   12,135,156
 Intermedia Communications  100,900(b)    4,735,994
 Network Solutions            6,700(b)      145,725
 NEXTLINK Communications     27,300(b)      655,200
 Tellabs                    557,600(b)   28,716,400
 Total                                   88,723,838

 Computers & office equipment (16.5%)
 Adaptec                    154,500(b)    7,222,875
 BMC Software               272,400(b)   17,637,900
 Cadence Design Systems     398,700(b)   21,330,450
 CDW Computer Centers       172,400(b)   11,162,900
 Cisco Systems              391,700(b)   28,618,581
 Edwards (JD) & Co           19,700(b)      659,950
 Electronic Arts            103,600(b)    4,001,550
 Fiserv                     208,700(b)    9,156,713
 Inacom                      99,500(b)    3,700,156
 Intuit                     172,300(b)    5,513,600
 McAfee Associates          176,950(b)    9,378,350
 Oracle                     678,175(b)   24,711,002
 Parametric Technology      152,700(b)    6,737,888
 PeopleSoft                 606,900(b)   36,262,275
 Sterling Commerce           82,800(b)    2,975,625
 Technology Solutions       158,650(b)    5,116,463
 VERITAS Software           202,050(b)    8,877,572
 Viasoft                    195,300(b)    9,667,350
 Whittman-Hart              230,000(b)    7,015,000
 Total                                  219,746,200

 Electronics (5.2%)
 Altera                      58,600(b)    3,003,250
 Analog Devices             378,300(b)   12,673,050
 KLA-Tencor                 359,100(b)   24,261,694
 Lattice Semiconductor      155,900(b)   10,152,988
 Maxim Integrated Products   46,400(b)    3,314,700
 Microchip Technology       187,100(b)    8,448,734
 Xilinx                     161,600(b)    8,181,000
 Total                                   70,035,416

 Energy (2.4%)
 Anadarko Petroleum          44,500       3,195,656
 Newfield Exploration       243,400(b)    6,830,413
 Noble Affiliates           267,000      11,948,250
 Pogo Producing             242,400      10,589,850
 Total                                   32,564,169

 Energy equipment & services (2.6%)
 Cooper Cameron             239,450(b)   17,195,503
 Key Energy Group           106,500(b)    3,467,906
 Smith Intl                 133,000      10,332,438
 Tidewater                   59,300       3,513,525
 Total                                   34,509,372

 Financial services (5.1%)
 Finova Group               185,200      17,524,550
 Patriot American
    Hospitality REIT        297,100       9,470,062
 Paychex                    860,025      29,993,372
 Providian Financial        296,500      11,767,344
 Total                                   68,755,328

 Furniture & appliances (0.3%)
 Maytag                     116,100       3,961,912

 Health care (6.2%)
 Centocor                   252,600(b)   12,014,288
 Dura Pharmaceuticals       174,050(b)    7,592,931
 ESC Medical Systems         95,000(b)    3,574,375
 Guidant                    290,200      16,251,200
 Medtronic                  434,600      20,426,200
 Sybron Intl                213,800(b)    9,180,037
 Watson Pharmaceuticals     219,700(b)   13,127,075
 Total                                   82,166,106

 Health care services (8.4%)
 American Oncology Resources234,300(b)    3,778,087
 Atria Communities          406,900(b)    7,324,200
 Cardinal Health            215,850      15,325,350
 HBO & Co                 1,273,000      48,055,750
 Health Management
    Associates              651,650(b)   20,608,431
 HEALTHSOUTH                490,800(b)   13,098,225
 Quorum Health Group        141,300(b)    3,453,019
 Stewart Enterprises        294,700         218,750
 Total                                  111,861,812

 Household products (0.5%)
 Action Performance         252,800(b)    7,362,800

 Industrial equipment & services (2.9%)
 USA Waste Services         984,512(b)   39,257,416

 Insurance (3.4%)
 Frontier Insurance Group   100,300       3,811,400
 Provident Cos              160,400      11,217,975
 SunAmerica                 175,950       6,895,041
 Travelers Property Casualty252,800      10,238,400
 UNUM                       279,700      12,761,312
 Total                                   44,924,128

 Leisure time & entertainment (1.3%)
 Carnival                   218,900      10,124,125
 Royal Caribbean Cruises    164,400       7,192,500
 Total                                   17,316,625

 Media (2.9%)
 Chancellor Media           148,300(b)    7,804,287
 Clear Channel
    Communications          232,950(b)   15,112,631
 Outdoor Systems            358,500(b)    9,410,625
 Sinclair Broadcast Group    42,650(b)    1,721,994
 Universal Outdoor Holdings 124,000(b)    4,650,000
 Total                                   38,699,537

 Metals (1.3%)
 Pittston Brink's Group     226,200       9,062,137
 Martin Marietta            213,200       7,675,200
 Total                                   16,737,337

 Multi-industry conglomerates (6.3%)
 AccuStaff                  224,600(b)    7,074,900
 CORESTAFF                  151,000(b)    4,888,625
 Electronics for Imaging    124,800(b)    6,364,800
 Interim Services           339,300(b)    9,542,812
 Registry                    66,800(b)    3,081,150
 Robert Half Intl           776,850(b)   32,142,169
 Sylvan Learning            174,300(b)    7,647,412
 Westinghouse Electric      506,926      13,718,685
 Total                                   84,460,553

 Restaurants & lodging (3.4%)
 Papa John's Intl           111,800(b)    3,822,162
 Promus Hotel               596,800(b)   26,744,100
 Starbucks                  351,100(b)   14,680,369
 Total                                   45,246,631

 Retail (4.7%)
 Corporate Express          471,300(b)    9,956,213
 Kohl's                     263,900(b)   18,736,900
 Office Depot               512,700(b)   10,350,131
 Rite Aid                   292,410      16,210,479
 Stage Stores               163,700(b)    7,059,563
 Total                                   62,313,286

 Transportation & services (1.1%)
 CNF Transportation         139,400       6,072,612
 Kansas City Southern Inds  257,600       8,871,100
 Total                                   14,943,712

 Utilities -- telephone (0.1%)
 Colt                        52,250(b)    1,658,937

 Foreign (6.1%)(c)
 ACE                        132,400      12,445,600
 BioChem Pharma             359,600(b)   11,327,400
 CBT Group                  141,500(b)   11,355,375
 Check Point Software
    Technologies             54,600(b)    1,692,600
 Elan                       169,200(b)    8,470,575
 Mutual Risk Management     123,350       6,267,722
 Perez Companc ADR          417,633       6,740,597
 Petroleum Geo-Services
    ADR                      73,200(b)    4,950,150
 Saville Systems Ireland ADR144,000(b)   10,116,000
 Terra Nova                 302,150       8,195,819
 Total                                   81,561,838

 Total common stocks
 (Cost: $856,397,651)                $1,286,845,199

 Bond (0.8%)
Issuer                          Coupon   Maturity     Principal     Value(a)
                                  rate       year        amount

 Energy equipment & services (0.8%)
 Diamond Offshore
    Cv                           3.125%        2007   $10,000,000  $10,412,500

 Total bond
 (Cost: $10,000,000)                                               $10,412,500

 Other (--%)
Issuer                       Shares        Value(a)
 Jan Bell
    Warrants                  2,473          $   38

 Total other
 (Cost: $--)                                 $   38


 Short-term securities (3.7%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 U.S. government agencies (0.4%)
 Federal Home Loan Mtge Corp Disc Nt
    10-14-97     5.44%    $    100,000 $     99,804
 Federal Natl Mtge Assn Disc Nt
    10-24-97     5.49        5,000,000    4,982,526
 Total                                    5,082,330

 Commercial paper (2.6%)
 BellSouth
    11-03-97     5.54        4,500,000    4,477,230
 Deutsche Bank Financial
    10-29-97     5.53        3,400,000    3,385,455
 Dresdner
    10-02-97     5.55       12,200,000   12,198,123
 Merrill Lynch
    10-08-97     5.54%       3,800,000    3,795,929
 Novartis Finance
    10-01-97     5.52        2,500,000(d) 2,500,000
 SBC Communications Capital
    11-07-97     5.56        8,400,000(d) 8,352,258
 Total                                   34,708,995

 Letters of credit (0.7%)
 Bank of America-
 AES Barbers Point
    10-21-97     5.57        4,000,000    3,987,689
 Student Loan Marketing Assn-
 Nebraska Higher Education
    10-31-97     5.56        6,000,000    5,972,300
 Total                                    9,959,989

 Total short-term securities
 (Cost: $49,751,314)                     49,751,314

 Total investments in securities
 (Cost: $916,148,965)(e)             $1,347,009,051

See accompanying notes to investments in securities.

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e)  At Sept.  30, 1997,  the cost of securities for federal income tax purposes
     was  approximately   $916,149,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.........................$433,141,000
Unrealized depreciation...........................(2,281,000)
                                                  ----------
Net unrealized appreciation.....................$430,860,000
                                                ============

           Board members and officers of the Fund

Independent board members and officers

      William R. Pearce*
      Chairman of the board
      Chairman of the board, Board   Services   Corporation    (provides
      administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).


      H. Brewster Atwater, Jr.
      Former chairman and chief executive officer, General Mills, Inc.

      Lynne V. Cheney
      Distinguished fellow, American Enterprise Institute for Public Policy Research.

      Heinz F. Hutter
      Former president and chief operating officer, Cargill, Inc.

      Anne P. Jones
      Attorney and telecommunications consultant.

      Alan K. Simpson
      Former United States senator for Wyoming.

      Edson W. Spencer
      Former chairman and chief executive officer, Honeywell, Inc.

      Wheelock Whitney
      Chairman, Whitney Management Company.

      C. Angus Wurtele
      Chairman of the board, The Valspar Corporation.

Officer

      Leslie L. Ogg*
      Vice president, general counsel and secretary for the Fund.
      President,  treasurer  and  corporate  secretary  of Board  Services
      Corporation.

Board members and
officers associated
with AEFC

      John R. Thomas*
      President
      Senior vice president, AEFC.

      William H. Dudley*
      Senior advisor to the chief executive officer, AEFC.

      David R. Hubers*
      President and chief executive officer, AEFC.

Officers associated
with AEFC

      Peter J. Anderson*
      Vice president
      Senior vice  president,  AEFC.

      Melinda S. Urion*
      Treasurer
      Senior vice president and chief financial officer, AEFC.

* Interested persons as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed



Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS Financial Advisors

IDS Strategy Aggressive Fund
IDS Tower 10
Minneapolis, MN 55440-0010